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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                January 23, 2001


                               QLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   0-23298                    33-0537669
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


26650 Laguna Hills Drive, Aliso Viejo, CA                           92656
-----------------------------------------                   --------------------
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (949) 389-6000


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ITEM 5. - OTHER EVENTS.

         On January 23, 2001, QLogic Corporation (the "Company"), issued a press release detailing a merger pursuant to which a wholly owned subsidiary of QLogic merged with and into Little Mountain Group, Inc. a California corporation ("Little Mountain") with Little Mountain surviving as a wholly owned subsidiary of the Company. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS.

              EXHIBIT
              NUMBER                    DESCRIPTION
              -------                   -----------
               99.1            Press Release dated January 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QLOGIC CORPORATION


January 24, 2001                             /s/ Thomas R. Anderson
                                             ----------------------------------
                                                 Thomas R. Anderson
                                                 Vice President-Finance,
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

      EXHIBIT                                                    SEQUENTIAL PAGE
      NUMBER                       DESCRIPTION                        NUMBER
      -------                      -----------                   ---------------
       99.1            Press Release dated January 23, 2001.            5